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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     September 13, 2002
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                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



             Ohio                         1-8116                31-0785108
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio                      43017
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code     (614) 764-3100
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)







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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

                 Not applicable.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

                 Not applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP.

                 Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 Not applicable.

ITEM 5.          OTHER EVENTS AND REGULATION FD DISCLOSURE.

                 Not applicable.

ITEM 6.          RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                 Not applicable.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 The Agreement described in Item 9 below is attached hereto as
                 Exhibit 2.

ITEM 8.          CHANGE IN FISCAL YEAR.

                 Not applicable.

ITEM 9.          REGULATION FD DISCLOSURE.

                 On September 13, 2002, the Company entered into an Agreement with Ronald V. Joyce concerning the 5,741,262 exchangeable shares of WENTIM, LTD. owned by Mr. Joyce. The exchangeable shares are exchangeable into 5,741,262 common shares of the Company. Mr. Joyce had previously been a director of the Company and an officer and director of several subsidiaries of the Company until his retirement on October 18, 2001.

                 Under agreements previously entered into with Mr. Joyce in 1995, as subsequently amended, the exchangeable shares must be exchanged into common shares of the Company on January 2, 2003, unless exchanged earlier by Mr. Joyce. Mr. Joyce is entitled to require the Company to register the common shares for resale with the Securities and Exchange Commission.

                 Under the Agreement the Company will use its best efforts to file a shelf registration statement with the Commission by October 17, 2002, to use


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                 its best efforts to cause the registration statement to become effective as soon as possible thereafter, and to keep it effective until January 2, 2004 unless the common shares are disposed of prior to that date by Mr. Joyce. The Agreement also describes circumstances when the filing could be postponed or the availability of the registration statement could be suspended by the Company.

                 The Company has not agreed to purchase any of the shares from Mr. Joyce. Mr. Joyce has represented to the Company that he intends to sell common shares under the registration statement in an orderly manner so as to minimize any market disruption. Neither the execution of the Agreement nor sales of common shares by Mr. Joyce will adversely impact shares outstanding for the purpose of calculating the Company's earnings per share.

                 The Agreement also amends certain of the agreements previously entered into with Mr. Joyce to permit him to transfer exchangeable shares to other entities directly or indirectly wholly-owned by him with the Company's prior approval, and to permit the Company to issue its common shares to Mr. Joyce to effect the exchange of the exchangeable shares through one of more of the Company's subsidiaries.

                 The Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

                                    SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WENDY'S INTERNATIONAL, INC.


                                     By:  /s/ Leon M. McCorkle, Jr.
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                                          Leon M. McCorkle, Jr.
                                          Executive Vice President,
                                          General Counsel & Secretary

Date:   September 13, 2002
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